                               AMENDMENT NO. 4 TO
                    SIXTH AMENDED AND RESTATED LOAN AGREEMENT

         AGREEMENT, made as of the 31st day of July, 2004 (this "FOURTH
AMENDMENT"), by and among:

         G-III LEATHER FASHIONS, INC., a New York corporation (the "BORROWER");

         The Lenders that have executed the signature pages hereto
(individually, a "LENDER" and, collectively, the "LENDERS"); and

         FLEET NATIONAL BANK, a Bank of America company, a national banking association, as Agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS:

         (A) The Borrower, the Lenders and the Agent are parties to a certain
Sixth Amended and Restated Loan Agreement dated as of April 29, 2002 (as amended through the date hereof, the "ORIGINAL LOAN AGREEMENT"; the Original Loan
Agreement, as amended hereby and as it may from time to time be further amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT");

         (B) The Borrower has requested that the Lenders and the Agent amend certain provisions of the Original Loan Agreement, and the Lenders and the Agent
are willing do so, all on the terms and conditions hereinafter set forth; and

         (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan
Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1. AMENDMENTS TO ORIGINAL LOAN AGREEMENT.

         SECTION 1.1 DEFINITIONS.

              (a) The definition of "EBITDA" appearing in Article 1 of the
Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "EBITDA" - for any period, net income of the Parent
         and its Subsidiaries for such period, determined on a consolidated basis in accordance with generally accepted accounting principles, plus the sum of, without duplication, (a) interest expense for such period,
         (b) provision for income taxes accrued for such period, (c)
         depreciation, amortization and other non-cash charges of the Parent and its Subsidiaries, (d) for any period occurring on or after the decision by the board of directors or management of the Parent to terminate the

                                       -1-

         business of Balihides, an amount of up to $1,500,000 (representing charges taken in connection with such decision to terminate) and (e)
         for any period occurring on or after the decision by the board of directors or management of the Parent to terminate the business of, or sell its investment in, the joint venture of the Parent in the People's
         Republic of China, or in the absence of such decision, the recording of a write-down of the investment, an amount of up to $1,200,000
         (representing charges taken in connection with such decision or write-down), each to the extent deducted in determining such net income for such period, without giving effect to extraordinary gains or losses from the sales, exchanges and other dispositions of assets (other than from sales of Inventory in the ordinary course of business).

              (b) The definition of "Tangible Net Worth" appearing in Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "Tangible Net Worth" - the sum of capital surplus,
         earned surplus and capital stock, less intangibles and treasury stock, all as determined in accordance with generally accepted accounting principles consistently applied, provided, however, for any date of determination of Tangible Net Worth occurring on or after (i) the decision by the board of directors or management of the Parent to terminate the business of Balihides, there shall be added to Tangible
         Net Worth an amount of up to $900,000, representing on an after-tax basis, charges taken in connection with such decision, to the extent such charges have caused a reduction in Tangible Net Worth and (ii) the decision by the board of directors or management of the Parent to terminate the business of, or sell its investment in, the joint venture of the Parent in the People's Republic of China, or in the absence of such decision, the recording of a write-down of the investment, there shall be added to Tangible Net Worth an amount of up to $1,200,000, representing on an after-tax basis, charges taken in connection with such decision or write-down, to the extent such charges have caused a reduction in Tangible Net Worth.

              (c) Article 1 of the Original Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

                   "Fourth Amendment" - shall mean Amendment No. 4 to Sixth
         Amended and Restated Loan Agreement dated as of July 31, 2004, by and among the Borrower, the Lenders and the Agent.

         SECTION 1.2 FINANCIAL COVENANTS.

              (a) Section 6.9(a) of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           (a) Have or maintain, with respect to the Parent on a
         consolidated basis, EBITDA on a cumulative basis from the first day of each fiscal year through the date set forth below at not less than, or, in the case of a loss, not more

                                      -2-

         than, the respective amounts set forth below opposite each such last day of the fiscal quarter:

                          Date                                 EBITDA
                          ----                                 ------
             April 30, 2004                                 ($9,400,000)
             July 31, 2004                                 ($12,700,000)
             October 31, 2004                                $4,500,000
             January 31, 2005                                $4,500,000

         and the respective amounts for the Stub Period shall be preliminarily determined by the Majority Lenders and the Borrower based on the
         Projections and business plan (in each case delivered pursuant to
         Section 5.10(e)) for Fiscal Year 2006 and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year
         2005, but in no event shall the periods be of different durations or the amounts be less than (if such amount is negative) or greater than
         (if such amount is positive) the amounts for the periods corresponding to the periods set forth above unless the Majority Lenders determine
         (in their reasonable discretion) that such periods and amounts warrant adjustment based on the financial condition of the Borrower as set forth in the applicable Projections, business plan or unaudited financial statements, which preliminary determination shall be made within 60 days of receipt by the Lenders of such Projections, business plan and unaudited financial statements, and such determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2005.

              (b) Section 6.9(b) of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           (b) Have or maintain, with respect to the Parent on a
         consolidated basis, Tangible Net Worth as of the dates set forth below at not less than the respective amounts set forth below opposite each such date:

                                                               Minimum
                             Date                         Tangible Net Worth
                             ----                         ------------------
                        April 30, 2004                       $56,200,000
                         July 31, 2004                       $55,600,000
                       October 31, 2004                      $65,100,000
                       January 31, 2005                      $64,800,000

                                      -3-

         and the respective amounts for the Stub Period shall be determined in the sole discretion of the Majority Lenders within 60 days of receipt by the Lenders of the Projections and business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2006 and the unaudited financial statements (delivered pursuant to Section 5.10(e))
         for Fiscal Year 2005, and such determination shall become effective after receipt and satisfactory review by the Lenders of the Financial
         Statements for Fiscal Year 2005; provided, however, in the event that the Borrower shall consummate a Permitted Acquisition, the amounts set forth above for each period occurring after the date of such Permitted
         Acquisition shall be reduced by an amount equal to the lesser of (x)
         $3,000,000 and (y) the intangibles acquired in connection with such
         Permitted Acquisition to the extent such intangibles have caused a reduction in Tangible Net Worth, determined in accordance with generally accepted accounting principles consistently applied.

         SECTION 1.3 GENERAL.

              (a) All references in the Original Loan Agreement or any other
Loan Document to the "Loan(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Loan(s) as amended hereby and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this Fourth
Amendment and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

              (b) All references in the Original Loan Agreement and the other
Loan Documents to the "Loan Agreement", and also in the case of the Original
Loan Agreement to "this Agreement", shall be deemed to refer to the Original
Loan Agreement, as amended hereby.

         SECTION 1.4 FURTHER AMENDMENT TO LOAN DOCUMENTS. The Original Loan
Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Fourth Amendment.

         ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

                  Each of the Borrower and the other Loan Parties hereby
represents and warrants to the Lenders and the Agent that:

         SECTION 2.1 ARTICLE 3 OF ORIGINAL LOAN AGREEMENT; NO DEFAULTS.

              (a) Each and every one of the representations and warranties set forth in Article 3 of the Original Loan Agreement is true in all respects as of the date hereof, except for changes which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Parent and its Subsidiaries, taken as a whole.

              (b) As of the date hereof, after giving effect to this Fourth
Amendment, there exists no Event of Default under the Loan Agreement, and no event which, with the giving of notice or lapse of time or both, would constitute such an Event of Default.

                                      -4-

         SECTION 2.2 POWER, AUTHORITY, CONSENTS.

              The Borrower and each other Loan Party has the power to execute, deliver and perform this Fourth Amendment. The Borrower has the power to borrow under the Original Loan Agreement as amended hereby and has taken all necessary corporate action to authorize the borrowing thereunder. Other than due authorization by the Board of Directors of the Borrower and each other Loan
Party, each of which has been duly obtained, no consent or approval of any
Person (including, without limitation, any stockholder of any corporate Loan
Party or any partner in any partnership Loan Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any other Loan Party, or the validity or enforcement of this Fourth Amendment.

         SECTION 2.3 NO VIOLATION OF LAW OR AGREEMENTS.

              The execution and delivery by the Borrower and each other Loan
Party of this Fourth Amendment and the performance by each of them hereunder, will not violate any provision of law or conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the
Borrower or any other corporate Loan Party or the partnership agreement or any other organizational document of any Loan Party that is not a corporation, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the
Borrower or any Loan Party is a party, or by which any of them is bound or any of their respective properties or assets is affected (which default or breach would have a material adverse effect on the business, financial conditions or operations of the Borrower, the Parent and the Subsidiaries taken as a whole), or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any of them except for the Liens created and granted pursuant to the Security
Documents, as confirmed hereby.

         SECTION 2.4 DUE EXECUTION, VALIDITY, ENFORCEABILITY.

              This Fourth Amendment has been duly executed and delivered by each
Loan Party which is a party hereto and each constitutes the valid and legally binding obligation of the Borrower or such other Loan Party that is a party thereto, enforceable in accordance with its terms; provided, however, that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and the remedy of specific performance and other equitable remedies are subject to judicial discretion.

         ARTICLE 3. ACKNOWLEDGMENTS, CONFIRMATIONS, CONSENTS.

              (a) The Borrower hereby acknowledges and confirms that (i) the
Liens and security interests granted pursuant to the Security Documents to which it is a party secure, without limitation, the due payment and performance of all of the Indebtedness, liabilities and

                                      -5-

obligations of the Borrower to the Lenders and the Agent under the Original Loan
Agreement, as amended hereby, whether or not so stated in each of the Security
Documents, and (ii) the term "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent)
includes, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby.

              (b) Each Guarantor hereby consents in all respects to the
execution by the Borrower of this Fourth Amendment and acknowledges and confirms that (i) the Guarantee Agreement guarantees, without limitation, the full payment and performance of the Indebtedness, liabilities and obligations of the
Borrower under the Original Loan Agreement, as amended hereby, and (ii) the term
"Obligations" as used in the Guarantee Agreement (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the
Borrower or the Guarantor(s) to the Lenders and the Agent) includes, without limitation, all of the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby.

              (c) Each Corporate Guarantor hereby acknowledges and confirms that
(i) the Liens and security interests granted pursuant to the Security Documents to which it is a party, secure, without limitation, all of the Indebtedness, liabilities and obligations of such Corporate Guarantor to the Lenders and the
Agent under the Guarantee Agreement, as confirmed hereby, and (ii) the term
"Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of such
Corporate Guarantor to the Lenders and the Agent) includes, without limitation, the Indebtedness, liabilities and obligations of such Corporate Guarantor under the Guarantee Agreement, as confirmed hereby.

        ARTICLE 4. CONDITIONS TO EFFECTIVENESS OF THIS FOURTH AMENDMENT.

              This Fourth Amendment shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                   (a) This Fourth Amendment shall have been executed and
delivered to the Agent by a duly authorized representative of the Borrower, the
Agent and the Majority Lenders.

                   (b) The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Fourth Amendment, no Default or Event of Default shall exist, shall be true.

                   (c) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

         ARTICLE 5. MISCELLANEOUS.

         SECTION 5.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The
miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10

                                      -6-

refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term "Loan Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby; (ii) the term
"this Agreement" shall be deemed to refer to this Fourth Amendment; and (iii)
the terms "hereunder" and "hereto" shall be deemed to refer to this Fourth
Amendment.

         SECTION 5.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the
Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         SECTION 5.3 COUNTERPARTS. This Fourth Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                            [Signature pages follow.]

                                      -7-

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed on the date first above written.

                                      G-III LEATHER FASHIONS, INC.

                                      BY: /S/ NEAL S. NACKMAN
                                          ------------------------
                                          NAME:  NEAL S. NACKMAN
                                          TITLE: VICE PRESIDENT - FINANCE

Agreed:

G-III HONG KONG LTD.

By: /s/ Wayne S. Miller
    -------------------------------
                           Director
G-III APPAREL GROUP, LTD.

By: /s/ Neal S. Nackman
    -------------------------------
                     Vice President

SIENA LEATHER LTD.

By: /s/ Neal S. Nackman
    -------------------------------
                     Vice President

GLOBAL INTERNATIONAL TRADING
COMPANY

By: /s/ Neal S. Nackman
    -------------------------------
                     Vice President

INDAWA HOLDING CORP.

By: /s/ Neal S. Nackman
    -------------------------------
                     Vice President

                          G-III Leather Fashions, Inc.
                        Signature Page to Amendment No. 4
     to Sixth Amended and Restated Loan Agreement dated as of July 31, 2004

GLOBAL APPAREL SOURCING, LTD.

By: /s/ Neal S. Nackman
    -------------------------------
                     Vice President

G-III RETAIL OUTLETS INC.

By: /s/ Neal S. Nackman
    -------------------------------
                     Vice President

P.T. BALIHIDES

By: /s/ Keith Sutton-Jones
    -------------------------------
             President and Director

WEE BEEZ INTERNATIONAL LIMITED

By: /s/ Wayne S. Miller
    -------------------------------
                           Director

KOSTROMA LTD.

By: /s/ Wayne S. Miller
    -------------------------------
                           Director

G-III LICENSE COMPANY, LLC
BY G-III APPAREL GROUP, LTD. AS MANAGER

By: /s/ Wayne S. Miller
    -------------------------------
              Senior Vice President
G-III BRANDS, LTD.

By: /s/ Neal S. Nackman
    -------------------------------
           Vice President - Finance

                          G-III Leather Fashions, Inc.
                        Signature Page to Amendment No. 4
     to Sixth Amended and Restated Loan Agreement dated as of July 31, 2004

                                                     FLEET NATIONAL BANK, A BANK
                                                     OF AMERICA COMPANY, AS
                                                     AGENT, COLLATERAL
                                                     MONITORING AGENT, ISSUING
                                                     BANK AND AS A LENDER

                                                     BY: /s/ DAVID RODRIGUEZ
                                                         -----------------------
                                                         NAME: DAVID RODRIGUEZ
                                                         TITLE: VICE PRESIDENT

                          G-III Leather Fashions, Inc.
                        Signature Page to Amendment No. 4
     to Sixth Amended and Restated Loan Agreement dated as of July 31, 2004

                                                     JPMORGAN CHASE BANK

                                                     BY: /s/ PAUL O'NEILL
                                                         --------------------
                                                         NAME: PAUL O'NEILL
                                                         TITLE: VICE PRESIDENT

                          G-III Leather Fashions, Inc.
                        Signature Page to Amendment No. 4
     to Sixth Amended and Restated Loan Agreement dated as of July 31, 2004

                                                     THE CIT GROUP/COMMERCIAL
                                                     SERVICES, INC.

                                                     BY: /s/ LIZBETH MCCARTHY
                                                        ------------------------
                                                         NAME: LIZBETH MCCARTHY
                                                         TITLE: VICE PRESIDENT

                          G-III Leather Fashions, Inc.
                        Signature Page to Amendment No. 4
     to Sixth Amended and Restated Loan Agreement dated as of July 31, 2004

                                         ISRAEL DISCOUNT BANK OF NEW YORK

                                         BY: /s/ MATILDE REYES
                                             ---------------------
                                             NAME: MATILDE REYES
                                             TITLE: FIRST VICE PRESIDENT

                                         BY: /s/ HOWARD WEINBERG
                                             ---------------------
                                             NAME: HOWARD WEINBERG
                                             TITLE: SENIOR VICE PRESIDENT I

                          G-III Leather Fashions, Inc.
                        Signature Page to Amendment No. 4
     to Sixth Amended and Restated Loan Agreement dated as of July 31, 2004

                                           HSBC BANK USA

                                           BY: /s/ MICHAEL P. BEHUNIAK, JR.
                                               --------------------------------
                                               NAME: MICHAEL P. BEHUNIAK, JR.
                                               TITLE: VICE PRESIDENT

                          G-III Leather Fashions, Inc.
                        Signature Page to Amendment No. 4
     to Sixth Amended and Restated Loan Agreement dated as of July 31, 2004

                                            BANK LEUMI USA

                                            BY: /s/ JOHN KOENIGSBERG
                                                ------------------------
                                                NAME: JOHN KOENIGSBERG
                                                TITLE: FIRST VICE PRESIDENT

                                            BY: /s/ PHYLLIS ROSENFELD
                                                ------------------------
                                                NAME: PHYLLIS ROSENFELD
                                                TITLE: VICE PRESIDENT

                          G-III Leather Fashions, Inc.
                        Signature Page to Amendment No. 4
     to Sixth Amended and Restated Loan Agreement dated as of July 31, 2004